UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2023

Distoken Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41622	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Unit 1006, Block C, Jinshangjun Park No. 2 Xiaoba Road, Panlong District Kunming, Yunnan, China	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 871 63624579

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, one redeemable warrant, and one right	DISTU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	DIST	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant entitling the holder to purchase one ordinary share at a price of $11.50 per share	DISTW	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-tenth of one ordinary share	DISTR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On February 17, 2023, Distoken Acquisition Corporation (the “Company”) consummated its initial public offering (the “IPO”) of 6,900,000 units (the “Units”), including 900,000 Units issued pursuant to the full exercise by the underwriters of their over-allotment option (the “Over-Allotment Option”). Each Unit consists of one ordinary share, par value $0.0001 per share of the Company (the “Ordinary Shares”), one redeemable warrant (the “Public Warrants”), each Public Warrant exercisable to purchase one Ordinary Share at an exercise price of $11.50 per share, and one right to receive one-tenth (1/10) of one Ordinary Share upon the consummation of the Company’s initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating total gross proceeds of $69,000,000.

Simultaneously with the consummation of the IPO, the Company consummated the private placement (the “Private Placement”) of 545,000 units (the “Placement Units”), each Placement Unit consists of one ordinary share, par value $0.0001 per share of the Company, one warrant (each warrant exercisable to purchase one Ordinary Share at an exercise price of $11.50 per share, and one right to receive onetenth (1/10) of one Ordinary Share, to the Company’s sponsor, Xiaosen Sponsor LLC (the “Sponsor”) at a price of $10.00 per Placement Unit, generating total proceeds of $5,450,000.

A total of $70,380,000 of the net proceeds from the IPO and the Private Placement were placed in a U.S.-based trust account established for the benefit of the Company’s public shareholders and maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of February 17, 2023 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Audited Balance Sheet as of February 17, 2023

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2023	Distoken Acquisition Corporation

	By:	/s/ Jian Zhang
		Name:	Jian Zhang
		Title:	Chief Executive Officer

3